UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place,

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services at 1-800-822-5544

or

Institutional Shareholder Services at 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2010

Semi-Annual Repor t

Legg Mason

Investment Counsel

Variable Social

Awareness Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Portfolio objective

The Portfolio seeks capital appreciation and retention of net investment income.

Portfolio name change

Prior to November 2, 2009, the Portfolio was known as Legg Mason Partners Variable Social Awareness Portfolio. There was no change in the Portfolio’s investment objectives or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Investment Counsel Variable Social Awareness Portfolio for the six-month reporting period ended June 30, 2010.

Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period. Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

Legg Mason Investment Counsel Variable Social Awareness Portfolio	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the six months ended June 30, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, caused investor sentiment to turn negative and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the recovery continued during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010 and an estimated 2.4% during the second quarter. The slower pace of growth in the second quarter was due, in part, to slower consumer spending, which rose an annualized 1.6% during the quarter, versus a 1.9% gain over the first three months of the year.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While June 2010’s PMI reading of 56.2 was lower than May’s reading of 59.7, manufacturing has now expanded eleven consecutive months according to PMI data. The manufacturing sector’s growth remained fairly broad-based with thirteen of the eighteen industries tracked by the Institute for Supply Management expanding during June.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that total, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, 225,000 of these temporary positions were eliminated, offsetting private sector growth and resulting in a net loss of 125,000 jobs for the month. However, the unemployment rate fell to 9.5% in June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 5.1% in May and June, respectively. In addition, the inventory of unsold homes increased 2.5% to 3.99 million in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.3% in May. This marked the second straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by the stock market and the fixed-income spread sectors (non-Treasuries). However, the market experienced a sharp sell-off during the second half of the reporting period, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities.

Given certain pockets of weakness in the economy, including elevated unemployment in the U.S., the Federal Reserve Board (“Fed”)iv remained cautious. At its meeting in June 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed took several steps in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. However, the Fed left the door open for future stimulus measures if needed. In the minutes of its June meeting that were released on July 14th (after the reporting period ended), the Fed said, “In addition to continuing to develop and test instruments to exit from the period of unusually accommodative monetary policy, the Committee would need to consider whether further policy stim-

IV	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Investment commentary (cont’d)

ulus might become appropriate if the outlook were to worsen appreciably.”

Equity market review

After a solid start, the equity market, as measured by the S&P 500 Indexvi (the “Index”), fell sharply in May and June. This sell-off dragged the Index down into negative territory for the six months ended June 30, 2010. Looking back, after a brief setback in January 2010, the Index rose during the next three months of 2010 – advancing a total of 11.05%. There were a number of factors contributing to the stock market’s ascent, including improving economic conditions, rising corporate profits and strong investor demand.

However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. After reaching a nineteen-month high on April 23, 2010, the market fell into “correction territory” in May, as it plunged more than 10%. This marked the first correction since November 2007. All told, the Index returned -6.65% over the six months ended June 30, 2010. While the Index on June 30, 2010 was more than 50% higher than its twelve-year low on March 9, 2009, it declined approximately 15% from its high on April 23, 2010.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector outperformed equal-durationvii Treasuries during the first half of the reporting period. Over that time, investor confidence was high given the encouraging economic backdrop, continued low interest rates and benign inflation. However, a “flight to quality” occurred toward the end of April and during the month of May. This was due to the situation in Europe, pending financial regulations and pockets of weakness in the economy. Most spread sectors then produced positive absolute returns in June, as investor demand for these securities began to again increase.

Both short- and long-term Treasury yields fluctuated during the period but generally moved lower. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. Two- and ten-year Treasury yields initially rose, reaching as high as 1.18% and 4.01%, respectively, in early April. Yields then largely declined amid the investor flight to quality. On June 30, 2010, two- and ten-year Treasury yields reached their lows for the reporting period: 0.61% and 2.97%, respectively. Over the six-month reporting period, the yield curveviii flattened, with longer-term Treasury yields declining more than their shorter-term counterparts.

For the six months ended June 30, 2010, the Barclays Capital U.S. Aggregate Indexix returned 5.33%. In contrast, the high-yield bond market, as measured by the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexx, returned 4.45%, and emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi, returned 5.37% over the same time frame.

Performance review

For the six months ended June 30, 2010, Legg Mason Investment Counsel Variable Social Awareness Portfolio1 returned -4.34%. The Portfolio’s unmanaged benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Index, returned -6.65% and 5.33%, respectively, over the same time frame. The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)xii returned -3.00% for the same period. The Lipper Variable Specialty/Miscellaneous Funds Category Average2 returned -5.22% over the same time frame.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 54 funds in the Portfolio’s Lipper category.

Legg Mason Investment Counsel Variable Social Awareness Portfolio	V

Performance Snapshot as of June 30, 2010 (unaudited)
6 months
Legg Mason Investment Counsel Variable Social Awareness Portfolio[1]	-4.34%
S&P 500 Index	-6.65%
Barclays Capital U.S. Aggregate Index	5.33%
Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)	-3.00%
Lipper Variable Specialty/Miscellaneous Funds Category Average	-5.22%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2010, the gross total operating expense ratio for the Portfolio was 0.91%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

RISKS: Stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. Also, because the Portfolio uses a social awareness criterion, there may be a smaller universe of investments. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

VI	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global ("EMBI Global") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii

The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%) has been prepared by the managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Index.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2010 Semi-Annual Report	1

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2010 and December 31, 2009. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

2	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2010 Semi-Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2010 and held for the six months ended June 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
-4.34%	$1,000.00	$956.60	0.93%	$4.51

Hypothetical example for
comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
5.00%	$1,000.00	$1,020.18	0.93%	$4.66

[1]	For the six months ended June 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2010

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Shares	Value
Common Stocks — 68.0%
Consumer Discretionary — 7.2%
Hotels, Restaurants & Leisure — 1.7%
Yum! Brands Inc.	24,315	$949,258
Multiline Retail — 1.8%
Target Corp.	21,395	1,051,992
Specialty Retail — 1.3%
Lowe’s Cos. Inc.	38,010	776,164
Textiles, Apparel & Luxury Goods — 2.4%
Coach Inc.	15,950	582,973
V.F. Corp.	11,140	792,945
Total Textiles, Apparel & Luxury Goods		1,375,918
Total Consumer Discretionary		4,153,332
Consumer Staples — 8.9%
Beverages — 2.2%
PepsiCo Inc.	20,310	1,237,895
Food & Staples Retailing — 1.6%
CVS Caremark Corp.	31,460	922,407
Food Products — 2.7%
Darling International Inc.	29,040	218,090	*
General Mills Inc.	37,840	1,344,077
Total Food Products		1,562,167
Household Products — 2.4%
Procter & Gamble Co.	23,037	1,381,759
Total Consumer Staples		5,104,228
Energy — 7.8%
Energy Equipment & Services — 3.8%
FMC Technologies Inc.	16,810	885,215	*
National-Oilwell Varco Inc.	28,814	952,879
Tetra Technology Inc.	19,430	381,022	*
Total Energy Equipment & Services		2,219,116
Oil, Gas & Consumable Fuels — 4.0%
Apache Corp.	17,670	1,487,637
Hess Corp.	15,710	790,842
Total Oil, Gas & Consumable Fuels		2,278,479
Total Energy		4,497,595
Financials — 8.1%
Capital Markets — 2.2%
Charles Schwab Corp.	36,160	512,749
State Street Corp.	22,820	771,772
Total Capital Markets		1,284,521
Commercial Banks — 2.8%
Comerica Inc.	19,330	711,924
U.S. Bancorp	40,960	915,456
Total Commercial Banks		1,627,380
Diversified Financial Services — 0.9%
Bank of America Corp.	35,810	514,590

See Notes to Financial Statements.

4	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Shares	Value
Insurance — 2.2%
Arch Capital Group Ltd.	16,900	$1,259,050	*
Total Financials		4,685,541
Health Care — 8.9%
Biotechnology — 3.5%
BioMarin Pharmaceutical Inc.	20,600	390,576	*
Celgene Corp.	17,390	883,760	*
Gilead Sciences Inc.	21,690	743,533	*
Total Biotechnology		2,017,869
Health Care Equipment & Supplies — 3.2%
Covidien PLC	20,970	842,574
Inverness Medical Innovations Inc.	15,050	401,233	*
Stryker Corp.	12,710	636,263
Total Health Care Equipment & Supplies		1,880,070
Health Care Providers & Services — 2.2%
Express Scripts Inc.	26,660	1,253,553	*
Total Health Care		5,151,492
Industrials — 7.0%
Building Products — 0.9%
Masco Corp.	48,470	521,537
Commercial Services & Supplies — 3.1%
Covanta Holding Corp.	51,654	856,940	*
Republic Services Inc.	32,190	957,009
Total Commercial Services & Supplies		1,813,949
Construction & Engineering — 0.9%
Quanta Services Inc.	24,950	515,218	*
Electrical Equipment — 1.2%
Emerson Electric Co.	16,060	701,661
Machinery — 0.9%
Deere & Co.	9,000	501,120
Total Industrials		4,053,485
Information Technology — 13.4%
Communications Equipment — 2.4%
Cisco Systems Inc.	28,135	599,557	*
Corning Inc.	47,020	759,373
Total Communications Equipment		1,358,930
Computers & Peripherals — 3.2%
Apple Inc.	3,225	811,184	*
NetApp Inc.	28,430	1,060,724	*
Total Computers & Peripherals		1,871,908
Internet Software & Services — 2.1%
eBay Inc.	25,425	498,584	*
Google Inc., Class A Shares	1,660	738,617	*
Total Internet Software & Services		1,237,201
IT Services — 1.3%
Accenture PLC, Class A Shares	19,760	763,724

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2010 Semi-Annual Report	5

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security			Shares	Value
Semiconductors & Semiconductor Equipment — 2.4%
Broadcom Corp., Class A Shares			21,070	$694,678
Marvell Technology Group Ltd.			41,810	658,925	*
Total Semiconductors & Semiconductor Equipment				1,353,603
Software — 2.0%
Amdocs Ltd.			18,176	488,026	*
Rovi Corp.			17,585	666,647	*
Total Software				1,154,673
Total Information Technology				7,740,039
Materials — 2.4%
Chemicals — 1.2%
Air Products & Chemicals Inc.			5,410	350,622
Potash Corp. of Saskatchewan Inc.			4,200	362,208
Total Chemicals				712,830
Construction Materials — 0.4%
Martin Marietta Materials Inc.			2,500	212,025
Metals & Mining — 0.8%
Cliffs Natural Resources Inc.			9,120	430,099
Total Materials				1,354,954
Telecommunication Services — 2.1%
Wireless Telecommunication Services — 2.1%
America Movil SAB de CV, Series L Shares, ADR			12,990	617,025
American Tower Corp., Class A Shares			13,710	610,095	*
Total Telecommunication Services				1,227,120
Utilities — 2.2%
Electric Utilities — 2.2%
Exelon Corp.			12,890	489,433
Northeast Utilities			30,500	777,140
Total Utilities				1,266,573
Total Common Stocks (Cost — $36,339,385)				39,234,359

	Rate	Maturity Date	Face Amount
Asset-Backed Security — 0.1%
Financials — 0.1%
Automobiles — 0.1%
Honda Auto Receivables Owner Trust, 2008-1 A3 (Cost — $76,648)	4.470%	1/18/12	$74,263	75,072
Collateralized Mortgage Obligations — 8.6%
Banc of America Commercial Mortgage Inc., 2005-1 A4	5.217%	11/10/42	287,000	301,743	(a)
Banc of America Commercial Mortgage Inc., 2006-2 A1	5.611%	5/10/45	63,140	63,999
Bear Stearns Commercial Mortgage Securities, 2003-T12 A3	4.240%	8/13/39	128,693	132,276	(a)
Bear Stearns Commercial Mortgage Securities, 2005-T20 A2	5.127%	10/12/42	213,212	213,406	(a)
Credit Suisse First Boston Mortgage Securities Corp., 2001-CF2 A4	6.505%	2/15/34	102,790	103,459
Federal Home Loan Bank (FHLB), 00-0606 Y	5.270%	12/28/12	520,894	558,005
First Union National Bank Commercial Mortgage, 2002-C1 A2	6.141%	2/12/34	133,124	139,290
GMAC Commercial Mortgage Securities Inc., 2004-C2 A2	4.760%	8/10/38	289,990	294,742
Government National Mortgage Association (GNMA), 2009-22 AG	4.000%	10/16/32	546,532	569,083
Government National Mortgage Association (GNMA), 2009-46 G	4.500%	9/20/34	561,660	605,990
Government National Mortgage Association (GNMA), 2009-93 PB	3.000%	12/16/38	611,878	625,355

See Notes to Financial Statements.

6	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-56 BA	4.500%	2/20/36	$543,203	$581,546
JPMorgan Chase Commercial Mortgage Securities Corp., 2004-C1 A2	4.302%	1/15/38	124,014	126,281
JPMorgan Chase Commercial Mortgage Securities Corp., 2004-CB8 A2	3.837%	1/12/39	27,980	28,152
JPMorgan Chase Commercial Mortgage Securities Corp., 2005-CB11 ASB	5.201%	8/12/37	159,508	167,010	(a)
LB-UBS Commercial Mortgage Trust, 2005-C2 A3	4.912%	4/15/30	184,000	185,540
Morgan Stanley Dean Witter Capital I Inc., 2001-TOP3 A4	6.390%	7/15/33	116,706	120,578
TIAA Seasoned Commercial Mortgage Trust, 2007-C4 A1	5.668%	8/15/39	120,026	123,243	(a)
Total Collateralized Mortgage Obligations (Cost — $4,889,647)				4,939,698
Corporate Bonds & Notes — 10.2%
Consumer Discretionary — 0.8%
Media — 0.3%
Comcast Corp., Bonds	5.650%	6/15/35	200,000	197,647
Specialty Retail — 0.5%
Home Depot Inc., Senior Notes	5.200%	3/1/11	275,000	281,969
Total Consumer Discretionary				479,616
Consumer Staples — 0.7%
Beverages — 0.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	3/26/13	95,000	96,189	(b)
PepsiCo Inc., Senior Notes	5.000%	6/1/18	245,000	271,861
Total Consumer Staples				368,050
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Apache Corp., Senior Notes	5.250%	4/15/13	275,000	300,564
Financials — 5.2%
Capital Markets — 0.7%
BlackRock Inc., Senior Notes	3.500%	12/10/14	160,000	166,107
Goldman Sachs Group Inc., Senior Notes	5.700%	9/1/12	243,000	256,712
Total Capital Markets				422,819
Commercial Banks — 0.9%
Bank of Nova Scotia, Senior Notes	2.250%	1/22/13	35,000	35,510
Bank of Nova Scotia, Senior Notes	2.375%	12/17/13	110,000	112,130
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	170,000	174,609
Westpac Banking Corp., Senior Notes	4.200%	2/27/15	175,000	182,333
Total Commercial Banks				504,582
Consumer Finance — 1.9%
HSBC Finance Corp., Notes	6.375%	10/15/11	325,000	339,751
SLM Corp., Medium-Term Notes	5.000%	10/1/13	800,000	765,333
Total Consumer Finance				1,105,084
Diversified Financial Services — 1.3%
Bank of America Corp., Senior Notes	5.625%	10/14/16	250,000	259,398
IBM International Group Capital LLC, Senior Notes	5.050%	10/22/12	225,000	244,589
National Rural Utilities Cooperative Finance Corp., Medium-Term Notes	8.000%	3/1/32	200,000	258,596
Total Diversified Financial Services				762,583
Insurance — 0.3%
Genworth Financial Inc., Senior Notes	6.500%	6/15/34	200,000	176,799

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2010 Semi-Annual Report	7

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Real Estate Investment Trusts (REITs) — 0.1%
Simon Property Group LP, Senior Notes	4.200%	2/1/15	$40,000	$41,147
Total Financials				3,013,014
Health Care — 2.1%
Health Care Equipment & Supplies — 0.2%
Medtronic Inc., Senior Notes	3.000%	3/15/15	70,000	72,593
Stryker Corp., Senior Notes	3.000%	1/15/15	65,000	67,185
Total Health Care Equipment & Supplies				139,778
Pharmaceuticals — 1.9%
Abbott Laboratories, Senior Notes	5.600%	11/30/17	225,000	261,575
AstraZeneca PLC, Senior Notes	5.400%	9/15/12	275,000	300,432
Merck & Co. Inc., Senior Notes	4.000%	6/30/15	130,000	140,955
Novartis Capital Corp., Senior Notes	4.125%	2/10/14	185,000	199,770
Wyeth, Notes	5.500%	2/15/16	165,000	189,363
Total Pharmaceuticals				1,092,095
Total Health Care				1,231,873
Information Technology — 0.5%
Computers & Peripherals — 0.3%
Hewlett-Packard Co., Senior Notes	4.250%	2/24/12	160,000	168,675
Software — 0.2%
Microsoft Corp., Senior Notes	2.950%	6/1/14	80,000	83,787
Total Information Technology				252,462
Materials — 0.4%
Chemicals — 0.4%
Potash Corp. of Saskatchewan Inc., Senior Notes	5.875%	12/1/36	200,000	215,666
Total Corporate Bonds & Notes (Cost — $5,622,235)				5,861,245
Mortgage-Backed Securities — 7.0%
FHLMC — 2.2%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/37	258,333	280,913
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/35 - 6/1/36	901,413	955,834
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.500%	8/1/36	12,895	14,500
Total FHLMC				1,251,247
FNMA — 4.8%
Federal National Mortgage Association (FNMA)	5.000%	5/1/18	239,992	258,160
Federal National Mortgage Association (FNMA)	6.000%	6/1/22 - 9/1/37	1,097,780	1,192,977
Federal National Mortgage Association (FNMA)	5.500%	1/1/24 - 6/1/36	1,059,043	1,140,832
Federal National Mortgage Association (FNMA)	6.500%	2/1/37	169,835	186,564
Total FNMA				2,778,533
Total Mortgage-Backed Securities (Cost — $3,685,591)				4,029,780
U.S. Government & Agency Obligations — 3.9%
U.S. Government Agencies — 2.5%
Federal Agricultural Mortgage Corp. (FAMC), Notes	2.875%	12/17/14	180,000	181,915
Federal Home Loan Mortgage Corp. (FHLMC), Notes	3.500%	12/23/19	180,000	181,381
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	365,000	476,132
Federal National Mortgage Association (FNMA), Notes	5.375%	6/12/17	509,000	593,948
Total U.S. Government Agencies				1,433,376

See Notes to Financial Statements.

8	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — 1.4%
U.S. Treasury Bonds	3.500%	2/15/39	$511,000	$474,751
U.S. Treasury Bonds	4.375%	11/15/39	245,000	264,524
U.S. Treasury Notes	3.625%	2/15/20	77,000	81,367
Total U.S. Government Obligations				820,642
Total U.S. Government & Agency Obligations (Cost — $2,073,200)				2,254,018
Total Investments before Short-Term Investment (Cost — $52,686,706)				56,394,172
Short-Term Investment — 2.4%
Repurchase Agreement — 2.4%
Goldman Sachs & Co. repurchase agreement dated 6/30/10; Proceeds at maturity — $1,390,798; (Fully collateralized by U.S. government agency obligations, 6.625% due 11/15/30; Market value — $1,430,335) (Cost — $1,390,798)	0.010%	7/1/10	1,390,798	1,390,798
Total Investments — 100.2% (Cost — $54,077,504#)				57,784,970
Liabilities in Excess of Other Assets — (0.2)%				(88,432)
Total Net Assets — 100.0%				$57,696,538

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2010 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

June 30, 2010

Assets:
Investments, at value (Cost — $54,077,504)	$57,784,970
Dividends and interest receivable	129,344
Prepaid expenses	343
Total Assets	57,914,657

Liabilities:
Payable for Portfolio shares repurchased	114,052
Investment management fee payable	5,545
Trustees’ fees payable	327
Accrued expenses	98,195
Total Liabilities	218,119
Total Net Assets	$57,696,538

Net Assets:
Par value (Note 5)	$27
Paid-in capital in excess of par value	63,525,837
Undistributed net investment income	280,324
Accumulated net realized loss on investments	(9,817,116)
Net unrealized appreciation on investments	3,707,466
Total Net Assets	$57,696,538

Shares Outstanding	2,737,333

Net Asset Value	$21.08

See Notes to Financial Statements.

10	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2010

Investment Income:
Interest	$426,548
Dividends	256,609
Less: Foreign taxes withheld	(126)
Total Investment Income	683,031

Expenses:
Investment management fee (Note 2)	217,193
Legal fees	44,942
Shareholder reports	39,765
Audit and tax	12,406
Transfer agent fees	3,511
Trustees’ fees	2,619
Insurance	1,209
Custody fees	622
Miscellaneous expenses	545
Total Expenses	322,812
Less: Fee waivers and/or expense reimbursements (Note 2)	(28,786)
Compensating balance arrangements (Note 1)	(166)
Net Expenses	293,860
Net Investment Income	389,171

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	540,940
Change in Net Unrealized Appreciation/Depreciation From Investments	(3,487,484)
Net Loss on Investments	(2,946,544)
Decrease in Net Assets from Operations	$(2,557,373)

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2010 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended June 30, 2010 (unaudited), the Period Ended December 31, 2009 and the Year Ended October 31, 2009	2010	2009†	2009

Operations:
Net investment income	$389,171	$173,411	$1,059,830
Net realized gain (loss)	540,940	(28,980)	(4,090,202)
Change in net unrealized appreciation/depreciation	(3,487,484)	3,500,952	10,455,173
Increase (Decrease) in Net Assets From Operations	(2,557,373)	3,645,383	7,424,801

Distributions to Shareholders From (Note 1):
Net investment income	(10,002)	(875,003)	(1,400,001)
Decrease in Net Assets from Distributions to Shareholders	(10,002)	(875,003)	(1,400,001)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	304,759	236,172	438,050
Reinvestment of distributions	10,002	875,003	1,400,001
Cost of shares repurchased	(4,045,199)	(996,925)	(7,815,129)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	(3,730,438)	114,250	(5,977,078)
Increase (Decrease) in Net Assets	(6,297,813)	2,884,630	47,722

Net Assets:
Beginning of period	63,994,351	61,109,721	61,061,999
End of period*	$57,696,538	$63,994,351	$61,109,721
* Includes undistributed/(overdistributed) net investment income of:	$280,324	$(98,845)	$600,130

†	For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2010 Semi-Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	2010[1]		2009[2]	2009[3]	2008[3]	2007[3]	2006[3,4]	2005[4,5,6]		2004[4]

Net asset value, beginning of period	$22.04		$21.08	$18.92	$30.39	$26.45	$24.58	$24.30		$23.04

Income (loss) from operations:
Net investment income	0.14		0.06	0.36	0.42	0.32	0.15	0.10		0.17
Net realized and unrealized gain (loss)	(1.10)		1.20	2.24	(6.86)	3.76	1.90	0.18		1.26
Total income (loss) from operations	(0.96)		1.26	2.60	(6.44)	4.08	2.05	0.28		1.43

Less distributions from:
Net investment income	(0.00)	[7]	(0.30)	(0.44)	(0.40)	(0.14)	(0.18)	(0.00)	[7]	(0.17)
Net realized gains	—		—	—	(4.63)	—	—	—		—
Total distributions	(0.00)	[7]	(0.30)	(0.44)	(5.03)	(0.14)	(0.18)	(0.00)	[7]	(0.17)

Net asset value, end of period	$21.08		$22.04	$21.08	$18.92	$30.39	$26.45	$24.58		$24.30
Total return[8]	(4.34)%		6.00%[9]	14.17%	(25.22)%	15.48%	8.36%	1.16%		6.23%

Net assets, end of period (000s)	$57,697		$63,994	$61,110	$61,062	$92,103	$87,381	$90,835		$93,845

Ratios to average net assets:
Gross expenses	1.02%[10]		1.29%[10]	0.88%	1.03%	0.84%[11]	0.80%	0.75%[10]		0.75%
Net expenses[12,13]	0.93	[10,14]	0.99 [10,14]	0.88	0.93 [14]	0.82 [11,14]	0.79 [14]	0.75	[10]	0.71 [14]
Net investment income	1.23	[10]	1.64 [10]	1.86	1.62	1.13	0.56	0.52	[10]	0.77

Portfolio turnover rate	19%		4%	30%	42%	122%	13%	6%		18%

[1]	For the six months ended June 30, 2010 (unaudited).

[2]	For the period November 1, 2009 through December 31, 2009.

[3]	For the year ended October 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2007.

[5]	For the period January 1, 2005 to October 31, 2005.

[6]

Effective July 1, 2005, The Travelers Series Trust-Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc.-Social Awareness Stock Portfolio. With this transaction, the Portfolio’s fiscal year end changed to October 31, 2005.

[7]	Amount represents less than $0.01 per share.

[8]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for period of less than one year are not annualized.

[9]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 5.95%.

[10]	Annualized.

[11]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.83% and 0.81%, respectively.

[12]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 1.00% until December 31, 2011. Prior to April 30, 2007, the expense limitation was 1.25%.

[13]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[14]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2010 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

14	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$39,234,359	—	—	$39,234,359
Asset-backed securities		$75,072	—	75,072
Collateralized mortgage obligations	—	4,939,698	—	4,939,698
Corporate bonds & notes	—	5,861,245	—	5,861,245
Mortgage-backed securities	—	4,029,780	—	4,029,780
U.S. government & agency obligations	—	2,254,018	—	2,254,018
Total long-term investments	$39,234,359	$17,159,813	—	$56,394,172
Short-term investment†	—	1,390,798	—	1,390,798
Total investments	$39,234,359	$18,550,611	—	$57,784,970

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2010 Semi-Annual Report	15

on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(g) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Portfolio’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $50 million	0.71%
Next $50 million	0.61
Next $100 million	0.51
Over $200 million	0.46

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, Including the management of cash and short-term instruments. For its services, LMPFA pays LMIC 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation agreement between the Portfolio and LMPFA, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 1.00%. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the six months ended June 30, 2010, fees waived and/or expenses reimbursed amounted to $28,786.

16	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$8,282,573	$2,991,098
Sales	8,123,292	3,419,758

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,548,832
Gross unrealized depreciation	(2,841,366)
Net unrealized appreciation	$3,707,466

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2010, the Portfolio did not invest in any derivative instruments.

5. Shares of beneficial interest

At June 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Portfolio were as follows:

	Six Months Ended June 30, 2010	Period Ended December 31, 2009†	Year Ended October 31, 2009
Shares sold	13,766	10,695	23,294
Shares issued on reinvestment	449	39,683	78,081
Shares repurchased	(180,827)	(45,316)	(430,169)
Net increase (decrease)	(166,612)	5,062	(328,794)

†	For the period November 1, 2009 through December 31, 2009.

6. Capital loss carryforward

As of December 31, 2009, the Portfolio had a net capital loss carryforward of approximately $10,161,413, of which $797,243 expires in 2010, $5,288,876 expires in 2015 and $4,075,294 expires in 2016. These amounts will be available to offset any future taxable capital gains.

7. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2010 Semi-Annual Report	17

Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

Legg Mason Investment Counsel

Variable Social Awareness Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Servicing, Inc. 2000 Crown Colony Drive Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Legg Mason Investment Counsel Variable Social Awareness Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Variable Social Awareness Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 31, 2010, based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04232 8/10 SR10-1167

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Variable Equity Trust

Date:	August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Variable Equity Trust

Date:	August 26, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak) Chief Financial Officer of Legg Mason Partners Variable Equity Trust

Date:	August 26, 2010